UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 28, 2007

                              --------------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

       California                                            46-0476193
     (State or other        (Commission File Number)       (I.R.S. Employer
     jurisdiction of                                   Identification Number)
     incorporation)

               27710 Jefferson Avenue
                     Suite A100
                Temecula, California                           92590
      (Address of principal executive offices)               (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 - Other Events.

      On November 29, 2007, Temecula Valley Bancorp Inc. ("Company") announced by press release the declaration of a $0.04 per share quarterly cash dividend, payable on January 15, 2008, to shareholders of record as of January 2, 2008.

      The information in this report is being furnished, not filed, pursuant
Section 18 of the Securities Exchange Act of 1934, as amended. Accordingly, the information in this report and Exhibit 99.1 of this report will not be incorporated by reference into any of our filings, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report and the exhibit to this report are not intended to, and do not, constitute a determination or admission by the Company that such information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01 - Financial Statements and Exhibits.

(d)   Exhibits

      The following exhibit is filed with this Form 8-K:

99.1  Press Release dated November 29, 2007



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TEMECULA VALLEY BANCORP INC.


      Date: November 29, 2007      By:  /s/ STEPHEN H. WACKNITZ
                                        ----------------------------------------
                                       Stephen H. Wacknitz
                                       Chief Executive Officer and President